Coffee Holding Co., Inc. Reports Fiscal Year 2005 Results

      BROOKLYN, New York -- January 18, 2006. Coffee Holding Co., Inc. (AMEX:JVA) today announced its operating results for the fourth quarter and fiscal year ended October 31, 2005. In this release, the Company:

      o Reports sales growth of 32.5% for the quarter and 48.2% for the year;

      o Announces an increase in net income of 140.6% for the quarter and 35.4% for the year; and

      o Reports net income of $0.11 per share for the quarter and $0.25 per share for the year.

      Net income increased $370,000, or 140.6%, to $632,000 or $0.11 per share, for the quarter ended October 31, 2005 compared to $263,000, or $0.07 per share, for the quarter ended October 31, 2004. Net income increased $310,000, or 35.4%, to $1.2 million or $0.25 per share, for the year ended October 31, 2005 compared to $875,000 or $0.22 per share, for the year ended October 31, 2004. The increase in net income primarily reflects an increase in net sales, partially offset by an increase in cost of sales. The increase in net sales primarily reflects increased sales of green coffee.

      "We are pleased with our incremental quarter to quarter growth and anticipate additional revenue growth in 2006," said Andrew Gordon, President and Chief Executive Officer. "Our overall business base continues to broaden and we continue to experience growth in green coffee sales, private label coffee sales and branded coffee sales, all three of our primary lines of business."

      "We are extremely excited about the continued growth for our flagship brand, Cafe Caribe, during fiscal year 2005 as both new customers and new markets were added during this period. Year to year sales of our most important brand increased over 20% for the second consecutive year."

      "While we were unable to complete an acquisition during 2005, we are hopeful that we will be able to take advantage of strategic opportunities in the near future."

About Coffee Holding

      Coffee Holding is a leading integrated wholesale coffee roaster and dealer in the United States and one of the few coffee companies that offers a broad array of coffee products across the entire spectrum of consumer tastes, preferences and price points. Coffee Holding has been a family operated business for three generations and has remained profitable through varying cycles in the coffee industry and the economy. The Company's private label and branded coffee products are sold through the United States, Canada and abroad to supermarkets, wholesalers, and individually owned and multi unit retail customers.

      Any statements that are not historical facts contained in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. It is possible that the assumptions made by management for purposes of such statements may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements. Such statements may involve risks and uncertainties, including but not limited to those relating to product demand, pricing, market acceptance, the effect of economic conditions, intellectual property rights, the outcome of competitive products, risks in product development, the results of financing efforts, the ability to complete transactions, and other factors discussed from time to time in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made.

                            COFFEE HOLDING CO., INC.
                                 BALANCE SHEETS
                            OCTOBER 31, 2005 AND 2004

                                                                                                    2005             2004
                                                                                                ------------     ------------
                                   - ASSETS -
CURRENT ASSETS:
     Cash                                                                                       $    735,468     $    642,145
     Due from broker                                                                               2,994,394          873,901
     Accounts receivable, net of allowance for doubtful accounts of $420,349 and
       $150,349 for 2005 and 2004, respectively                                                    5,159,576        4,005,755
     Inventories                                                                                   4,496,578        2,258,289
     Prepaid expenses and other current assets                                                       419,224          676,395
     Deferred tax asset                                                                              318,600          136,900
                                                                                                ------------     ------------
           TOTAL CURRENT ASSETS                                                                   14,123,840        8,593,385

Property and equipment, at cost, net of accumulated depreciation of $3,727,524 and
  $3,354,418 for 2005 and 2004, respectively                                                       2,379,952        2,286,936
Deposits and other assets                                                                             41,521           33,496
                                                                                                ------------     ------------
           TOTAL ASSETS                                                                         $ 16,545,313     $ 10,913,817
                                                                                                ============     ============

                    - LIABILITIES AND STOCKHOLDERS' EQUITY -
CURRENT LIABILITIES:
     Accounts payable and accrued expenses                                                      $  4,431,577     $  4,658,836
     Current portion of term loan                                                                         --          252,000
     Current portion of obligations under capital lease                                                1,329          111,060
     Line of credit borrowings                                                                     1,063,167        2,685,045
     Income taxes payable - current                                                                  218,864          160,000
                                                                                                ------------     ------------
           TOTAL CURRENT LIABILITIES                                                               5,714,937        7,866,941

Obligations under capital lease, net of current portion                                                   --            5,855
Income taxes payable - deferred                                                                       53,700           45,200
Deferred compensation payable                                                                        135,054               --
                                                                                                ------------     ------------
           TOTAL LIABILITIES                                                                       5,903,691        7,917,996
                                                                                                ------------     ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Preferred stock, par value $.001 per share; 10,000,000 shares authorized; none issued                --               --
     Common stock, par value $.001 per share; 30,000,000 shares authorized, 5,529,830
       and 3,999,650 shares issued and outstanding for 2005 and 2004, respectively                     5,530            4,000
     Additional paid-in capital                                                                    7,327,023          867,887
     Retained earnings                                                                             3,309,069        2,123,934
                                                                                                ------------     ------------
           TOTAL STOCKHOLDERS' EQUITY                                                             10,641,622        2,995,821
                                                                                                ------------     ------------
                TOTAL LIABILITIES AND STOCKHOLDERS'S EQUITY                                     $ 16,545,313     $ 10,913,817
                                                                                                ============     ============

                            COFFEE HOLDING CO., INC.
                         CONDENSED STATEMENTS OF INCOME
             THREE AND TWELVE MONTHS ENDED OCTOBER 31, 2005 AND 2004

                                                                                                      (Unaudited)
                                                            Twelve Months Ended                  Three Months Ended
                                                                October 31,                           October, 31
                                                          2005               2004               2005               2004
                                                      ------------       ------------       ------------       ------------
NET SALES                                             $ 41,545,345       $ 28,030,389       $ 12,529,155       $  9,452,861

COST OF SALES                                           33,875,973         20,927,506         10,218,366          7,034,811
                                                      ------------       ------------       ------------       ------------

GROSS PROFIT                                             7,669,372          7,102,883          2,310,789          2,418,050
                                                      ------------       ------------       ------------       ------------

OPERATING EXPENSES:
     Selling and administrative                          4,854,018          4,746,895          1,052,349          1,655,785
     Bad Debt Expense                                      270,000             30,914                 --             30,914
     Officers' salaries                                    574,245            622,573            174,974            252,149
                                                      ------------       ------------       ------------       ------------
           TOTALS                                        5,698,263          5,400,382          1,227,323          1,938,848
                                                      ------------       ------------       ------------       ------------

INCOME FROM OPERATIONS                                   1,971,109          1,702,501          1,083,466            479,202
                                                      ------------       ------------       ------------       ------------

OTHER INCOME (EXPENSE)
     Interest income                                        50,363             11,966             24,937              2,771
     Interest expense                                     (110,684)          (145,930)           (22,554)            (8,084)
                                                      ------------       ------------       ------------       ------------
                                                           (60,321)          (133,964)             2,383             (5,313)
                                                      ------------       ------------       ------------       ------------

INCOME BEFORE INCOME TAXES                               1,910,788          1,568,537          1,085,849            473,889

     Provision for income taxes                            725,653            693,195            453,474            211,095
                                                      ------------       ------------       ------------       ------------

NET INCOME                                            $  1,185,135       $    875,342       $    632,375       $    262,794
                                                      ============       ============       ============       ============

     Basic  and diluted earnings per share            $        .25       $        .22       $        .11       $        .07
                                                      ============       ============       ============       ============

     Weighted average common shares outstanding:
            Basic                                        4,721,327          3,999,650          5,529,830          3,999,650
                                                      ============       ============       ============       ============
            Diluted                                      4,776,757          3,999,650          5,577,167          3,999,650
                                                      ============       ============       ============       ============

                            COFFEE HOLDING CO., INC.
                            STATEMENTS OF CASH FLOWS
                      YEARS ENDED OCTOBER 31, 2005 AND 2004

                                                                                    2005               2004
                                                                                ------------       ------------
OPERATING ACTIVITIES:
     Net income                                                                 $  1,185,135       $    875,342
     Adjustments to reconcile net income to net cash (used in) provided by operating activities:
            Depreciation and amortization                                            373,106            363,612
            Bad debts                                                                270,000             30,914
            Deferred taxes                                                          (173,200)           (27,200)
         Changes in operating assets and liabilities:
           Due from broker                                                        (2,120,493)            20,222
           Accounts receivable                                                    (1,423,821)        (1,881,986)
           Inventories                                                            (2,238,289)          (476,865)
           Prepaid expenses and other current assets                                 551,929           (244,963)
           Accounts payable and accrued expenses                                    (227,259)         2,797,389
           Income taxes payable                                                       58,864            160,000
           Deferred compensation payable                                            (135,054)                --
                                                                                ------------       ------------
                  Net cash (used in) provided by operating activities             (3,879,082)         1,616,465
                                                                                ------------       ------------

INVESTING ACTIVITIES:
     Purchases of property and equipment                                            (466,122)        (1,039,479)
     Security deposits                                                                (8,025)           (16,700)
                                                                                ------------       ------------
                  Net cash (used in) investing activities                           (474,147)        (1,056,179)
                                                                                ------------       ------------

FINANCING ACTIVITIES:
     Principal payments on term loan                                                (252,000)           (84,000)
     Net proceeds from IPO                                                         6,436,016                 --
     Advances under bank line of credit                                           27,754,052         28,108,814
     Principal payments under bank line of credit                                (29,375,930)       (27,715,835)
     Principal payments of obligations under capital leases                         (115,586)          (221,306)
     Payments to related parties                                                          --            (79,646)
                                                                                ------------       ------------
                  Net cash provided by financing activities                        4,446,552              8,027
                                                                                ------------       ------------

NET INCREASE IN CASH                                                                  93,323            568,313

    Cash, beginning of year                                                          642,145             73,832
                                                                                ------------       ------------

CASH, END OF YEAR                                                               $    735,468       $    642,145
                                                                                ============       ------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW DATA:
    Interest paid                                                               $    103,286       $    145,930
                                                                                ============       ============
    Income taxes paid                                                           $    460,744       $    370,850
                                                                                ============       ============

      On June 10, 2005, 10,000 shares of restricted stock valued at $24,650 were issued for services to be rendered.